                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   November 8, 2004
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       000-26534                  13-3671221
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)

     4 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:    (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act

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Section 2 - Financial Information.

Item 2.01. Results of Operations and Financial Condition.

      On November 8, 2004, the Registrant issued a press release reporting its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Section 9 - Financial Statements and Exhibits.

Item 9.01(c)  Exhibits.

         Exhibit 99.1 Press release dated November 8, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VION PHARMACEUTICALS, INC.

Date: November 8, 2004                  By:  /s/ Howard B. Johnson
                                           -------------------------------------
                                        Name: Howard B. Johnson
                                        Title: President and Chief Financial
                                               Officer

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                                  EXHIBIT INDEX

99.1.   Press release dated November 8, 2004.

..

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